UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2009

TREMISIS ENERGY ACQUISITION CORPORATION II
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33814	30-0485452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545-7 Dogok-Dong SoftForum B/D, 7th Floor Gangnam-Gu, Seoul, South Korea 135-270	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (82)(2) 575-0466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TREMISIS ENERGY ACQUISITION CORPORATION II (“TREMISIS II”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TREMISIS II SECURITIES, REGARDING ITS ACQUISITION OF ALL THE OUTSTANDING CAPITAL STOCK OF ASIANA IDT, INC. (“ASIANA IDT”), AS DESCRIBED IN CURRENT REPORTS ON FORM 8-K PREVIOUSLY FILED BY TREMISIS II.  THIS CURRENT REPORT ON FORM 8-K AND THE CURRENT REPORTS ON FORM 8-K PREVIOUSLY FILED BY TREMISIS II, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO AND THERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT  SUCH PRESENTATIONS.

TREMISIS II, ASIANA IDT AND ASIANA AIRLINES, INC., THE CURRENT PARENT COMPANY OF ASIANA IDT, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETINGS OF TREMISIS II STOCKHOLDERS AND WARRANTHOLDERS TO BE HELD TO APPROVE THE ACQUISITION AND AN AMENDMENT TO THE GOVERNING WARRANT AGREEMENT AND REDEMPTION OF OUTSTANDING WARRANTS.

MERRILL LYNCH AND EARLYBIRDCAPITAL, INC., WHO ACTED AS UNDERWRITERS IN TREMISIS II’S INITIAL PUBLIC OFFERING, WILL RECEIVE DEFERRED UNDERWRITING COMMISSIONS TOTALLING $3,114,454 UPON CONSUMMATION OF THE ACQUISITION.  IF THE ACQUISITION IS NOT CONSUMMATED AND TREMISIS II DOES NOT CONSUMMATE ANOTHER BUSINESS COMBINATION TRANSACTION BY DECEMBER 6, 2009, SUCH DEFERRED UNDERWRITNG COMMISSIONS WILL BE FORFEITED BY THE UNDERWRITERS AND WILL BE INCLUDED AMONG THE FUNDS THAT WILL BE AVAILABLE TO THE TREMISIS II STOCKHOLDERS UPON LIQUIDATION.

STOCKHOLDERS AND WARRANTHOLDERS OF TREMISIS II AND OTHER INTERESTED PERSONS ARE ADVISED TO READ TREMISIS II’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TREMISIS II’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ TREMISIS II’S FINAL PROSPECTUS, DATED DECEMBER 6, 2007 AND ITS CURRENT REPORT ON FORM 8-K DATED MARCH 13, 2009, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TREMISIS II OFFICERS AND DIRECTORS AND OF MERRILL LYNCH AND EARLYBIRDCAPITAL, INC. AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE ACQUISITION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION AND THE WARRANT AGREEMENT AMENDMENT.  STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:  TREMISIS ENERGY ACQUISITION CORPORATION II, 545-7 DOGOK-DONG, SOFTFORUM B/D, 7TH FLOOR, GANGNAM-GU, SEOUL, SOUTH KOREA 135-270.  THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 8.01.          Other Events.

The Investor Presentation filed as Exhibit 99.1 to this Current Report will be used by Tremisis Energy Acquisition Corporation II in making presentations to its stockholders and warrantholders and other interested persons with respect to its proposed business combination with Asiana IDT, Inc.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01.          Financial Statement and Exhibits.

(d)       Exhibits:

Exhibit	Description
99.1	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2009

TREMISIS ENERGY ACQUISITION CORPORATION II

By:	/s/Sang-Chul Kim
Name: Sang-Chul Kim
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Investor Presentation.